UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 10, 2025

ARCHROCK, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33666	74-3204509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9807 Katy Freeway, Suite 100 Houston, Texas (Address of principal executive offices)	77024 (Zip Code)

Registrant’s telephone number, including area code: (281) 836-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common stock, par value $0.01 per share	AROC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

NGCSI Merger Agreement

On March 10, 2025, Archrock, Inc. (“Archrock”), Archrock Services, L.P., an indirect, wholly owned subsidiary of Archrock (“ASLP”), and Archrock NGCSI Merger Sub, Inc., a newly formed, wholly owned subsidiary of ASLP (“Merger Sub 1”), entered into an Agreement and Plan of Merger (the “NGCSI Merger Agreement”) with Natural Gas Compression Systems, Inc., a Michigan corporation ( “NGCSI”), pursuant to which, among other things, Merger Sub 1 will merge with and into NGCSI, with NGCSI continuing as the surviving company and a direct, wholly owned subsidiary of ASLP. (the “NGCSI Merger”).

Upon the terms and subject to conditions of the NGCSI Merger Agreement, at the effective time of the NGCSI Merger, the holders of common stock of NGCSI (other than common stock held as treasury stock or owned by ASLP or Merger Sub 1) and warrants of NGCSI will be entitled to receive a total consideration consisting of cash equal to $266.7 million, subject to customary post-closing adjustments.

The NGCSI Merger is expected to close in the second quarter of 2025, subject to the satisfaction or waiver of customary closing conditions specified in the NGCSI Merger Agreement, including, among other things: (i) the absence of specified legal impediments to the consummation of the NGCSI Merger; (ii) the parties’ performance, in all material respects, of their respective obligations under the NGCSI Merger Agreement; (iii) the satisfaction or waiver of the closing conditions specified in the NGCSE Merger Agreement (as defined below); (iv) subject to specified materiality standards, the accuracy of the parties’ respective representations and warranties as of the closing of the transactions contemplated by the NGCSI Merger (the “NGCSI Closing”); and (v) solely as a closing condition in favor of Archrock, ASLP and Merger Sub 1, the absence of a Material Adverse Effect (as defined in the NGCSI Merger Agreement) with respect to NGCSI.

NGCSE Merger Agreement

On March 10, 2025 and concurrently with the entry into the NGCSI Merger Agreement, Archrock entered into an Agreement and Plan of Merger (the “NGCSE Merger Agreement” and together with the NGCSI Merger Agreement, the “Merger Agreements”) with NGCSE, Inc., a Michigan corporation (“NGCSE” and together with NGCSI, “NGCS”), Archrock NGCSE Merger Sub, Inc., a newly formed, wholly owned subsidiary of Archrock (“Merger Sub 2” and together with Merger Sub 1, the “Merger Subs”), and Archrock NGCSE Merger Sub, LLC, a newly formed, wholly owned subsidiary of Merger Sub 2 (“Merger Sub LLC” and together with Archrock, ASLP and the Merger Subs, the “Archrock Parties”), pursuant to which, Merger Sub 2 will merge with and into NGCSE (the “NGCSE Merger”), with NGCSE continuing as the surviving company and an indirect, wholly owned subsidiary of Archrock (the “Surviving Corporation”). Immediately following the effective time of the NGCSE Merger, the Surviving Corporation will be merged with and into Merger Sub LLC, with Merger Sub LLC continuing as the surviving entity and as a direct, wholly owned subsidiary of Archrock.

Upon the terms and subject to conditions of the Merger Agreement, at the effective time of the NGCSE Merger, the holders of common stock of NGCSE (other than common stock held as treasury stock or owned by Archrock, Merger Sub 2 or Merger Sub LLC) will be entitled to receive a total consideration consisting of $90.4 million, subject to customary post-closing adjustments, comprised of cash and up to 2.3 million newly issued shares of Archrock common stock, par value $0.01 per share (“Archrock Common Stock” and such shares of Archrock Common Stock issued in connection with the NGCSE Merger is referred to herein as the “NGCSE Stock Consideration”).

The NGCSE Merger is expected to close in the second quarter of 2025, subject to the satisfaction and waiver of customary closing conditions, including, among other things: (i) the absence of specified legal impediments to the consummation of the NGCSE Merger; (ii) the parties’ performance, in all material respects, of their respective obligations under the NGCSE Merger Agreement; (iii) the satisfaction or waiver of the closing conditions specified in the NGCSE Merger Agreement; (iv) subject to specified materiality standards, the accuracy of the parties’ respective representations and warranties as of the closing of the transactions contemplated by the NGCSE Merger Agreement (the “NGCSE Closing” and together with the NGCSI Closing, the “Closing”); (v) solely as a closing condition in favor of Archrock, Merger Sub 2 and Merger Sub LLC, the absence of a Material Adverse Effect with respect to NGCSE; and (vi) the authorization for listing of the NGCSE Stock Consideration on the New York Stock Exchange, subject to official notice of issuance.

On March 6, 2025, the board of directors of Archrock unanimously approved and determined to be in the best interest of Archrock and its stockholders, the Merger Agreements and the transactions contemplated thereby, including the NGCSI Merger and the NGCSE Merger.

The Merger Agreements contain customary representations, warranties and covenants by the parties. The Merger Agreements also contain customary covenants and agreements, including covenants and agreements relating to, among other things, (i) the conduct of the business of NGCS between the date of the signing of the Merger Agreements and the Closing and (ii) the efforts of the parties to cause the transactions contemplated by the Mergers Agreements to be completed.

Each of the Merger Agreements may be terminated, subject to certain exceptions, (i) upon the mutual written consent of the appliable Archrock Party and NGCSI or NGCSE, as applicable, (ii) if the Closing has not occurred by May 31, 2025 (subject to extension pursuant to the terms of the applicable Merger Agreement, the “Outside Date”), (iii) for certain material breaches of representations and warranties or covenants that remain uncured for 15 business days or by the Outside Date, whichever is earlier, or (iv) upon the occurrence of certain other events specified in the Merger Agreements. Each Merger Agreement further provides that, in certain circumstances upon a valid termination of the applicable Merger Agreement in accordance with its terms, ASLP or Archrock, as applicable, may be required to pay NGCSI or NGCSE, as applicable, a termination fee equal to $5.0 million. Further, under each Merger Agreement, NGCSI or NGCSE, as applicable, may be required to pay ASLP or Archrock, as applicable, a termination fee equal to $5.0 million.

The foregoing descriptions of the Merger Agreements do not purport to be complete and are qualified in their entirety by reference to the complete text of the Merger Agreements, copies of which are filed as Exhibit 2.1 and Exhibit 2.2 to this Current Report on Form 8-K (this “Current Report”) and are incorporated by reference herein. The Merger Agreements have been included to provide investors with information regarding their terms. They are not intended to provide any other factual information about Archrock, ASLP, Merger Subs, Merger Sub LLC, NGCSI or NGCSE. The representations, warranties and covenants contained in the Merger Agreements were made only for purposes of the Merger Agreements as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreements, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreements instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreements and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreements, which subsequent information may or may not be fully reflected in Archrock’s public disclosures.

Voting and Support Agreements

Concurrently with the execution of the Merger Agreements, certain shareholders of NGCSI and NGCSE (collectively, the “Supporting Shareholders”), have entered into voting and support agreements with the applicable Archrock Party and NGCSE or NGCSE, as applicable (collectively, the “Voting and Support Agreements”), with respect to all shares of NGCSI common stock or NGCSE common stock, as applicable, beneficially owned by the Supporting Shareholders and certain of their affiliates, as applicable, as set forth in their respective Voting and Support Agreement (collectively, the “Covered Shares”).

Under the Voting and Support Agreements, the Supporting Shareholders have agreed to, among other things:

•   vote the Covered Shares in favor of the NGCSI Merger or the NGCSE Merger, as applicable, the adoption of the applicable Merger Agreement and each of the other actions contemplated by the applicable Merger Agreement; and

•   vote against any actions that would impede, interfere with, delay, postpone, discourage or adversely affect the consummation of the transactions contemplated by the applicable Merger Agreement, including the NGCSI Merger or the NGCSE Merger, as applicable.

The Voting and Support Agreements also contain restrictions on transfer of shares of NGCSI common stock or NGCSE common stock, as applicable, held by the Supporting Shareholders.

The foregoing description of the Voting and Support Agreements does not purport to be complete and is qualified in its entirety by reference to the complete text of the Voting and Support Agreements, the forms of which are included as Exhibit C to the NGCSI Merger Agreement filed as 2.1 to this Current Report and Exhibit C to the NGCSE Merger Agreement filed as 2.2 to this Current Report and are incorporated by reference herein.

Registration Rights and Lock-Up Agreement

In connection with the transactions contemplated by the NGCSE Merger Agreement, and as a condition to the NGCSE Closing, Archrock and NGCSE Holdings, LLC, as sole shareholder of NGCSE (“NGCSE Holdings”) have agreed to enter into a registration rights and lock-up agreement (the “Registration Rights Agreement”) pursuant to which, among other things, Archrock will agree to provide NGCSE Holdings with customary registration rights with respect to the shares of Archrock Common Stock issued to NGCSE Holdings as NGCSE Stock Consideration. In addition, on the terms and subject to the conditions set forth in the Registration Rights Agreement, NGCSE Holdings will agree not to sell, transfer or dispose of the NGCSE Stock Consideration during a holding period that expires 180 days after the NGCSE Closing.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Registration Rights Agreement, the form of which is included as Exhibit F to the NGCSE Merger Agreement filed as 2.2 to this Current Report and is incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

The information regarding Archrock's issuance of shares of Archrock Common Stock in connection with the NGCSE Merger set forth in Item 1.01 of this Current Report is incorporated by reference into this Item 3.02.

The shares of Archrock Common Stock to be issued pursuant to the NGCSE Merger Agreement have not been registered under the Securities Act, and will be issued in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act.

Item 7.01	Regulation FD Disclosure.

On March 10, 2025, Archrock issued a press release announcing the entry into the Merger Agreements. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

On March 10, 2025, Archrock posted to its website an investor presentation related to the transactions contemplated by the Merger Agreements. A copy of the investor presentation is attached hereto as Exhibit 99.2 and incorporated by reference herein.

The information set forth in this Item 7.01 and Exhibit 99.1 and Exhibit 99.2 attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information included in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K, including Exhibits 99.1 and 99.2, may contain forward-looking statements within the meaning of Section 21E of the Exchange Act. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors that could cause actual results to differ materially from such statements, many of which are outside the control of Archrock. Forward-looking information includes, but is not limited to statements regarding the expected benefits of the proposed transaction, including its expected accretion and the expected impact on Archrock’s EBITDA, leverage ratio, dividend growth and dividend coverage; the anticipated completion of the proposed transaction and the timing thereof; plans and objectives of management for future operations; structural and process improvement initiatives, the expected timing thereof, Archrock’s ability to successfully effect those initiatives and the expected results therefrom; and statements regarding Archrock’s dividend policy.

While Archrock believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of its business. The factors that could cause results to differ materially from those indicated by such forward-looking statements include, but are not limited to: the failure to complete the proposed transaction or to realize the anticipated accretion, dividend growth and coverage, potential synergies and other anticipated strategic benefits of the transaction within the expected time frames or at all; the possible diversion of management time on transaction-related issues; the risk that the requisite approvals to complete the transaction will not be obtained; changes in customer, employee or supplier relationships of Archrock or NGCS; local, regional and national economic and financial market conditions and the impact they may have on Archrock, NGCS and their respective customers; future regulatory conditions, including changes in tax laws; conditions in the oil and gas industry, including a sustained decrease in the level of supply or demand for oil or natural gas or a sustained decrease in the price of oil or natural gas; changes in economic conditions in key operating markets; the financial condition of Archrock’s or NGCS’ customers; the failure of any customer of Archrock or NGCS to perform its contractual obligations; changes in safety, health, environmental and other regulations; the effectiveness of Archrock’s control environment, including the identification of control deficiencies; estimated transaction and integration costs associated with the proposed transaction; the retention of certain key employees of NGCS; Archrock’s ability to successfully integrate the operations of NGCS; Archrock’s ability to pay dividends in the future; risks associated with the concentration of Archrock’s significant customers; volatility of Archrock’s common stock; the risk of dilution of Archrock’s common stock; provisions in Archrock’s governing documents that may make a change of control more difficult and Archrock’s ability to issue preferred stock with terms that could adversely affect the voting power and value of Archrock’s common stock.

These forward-looking statements are also affected by the risk factors, forward-looking statements and challenges and uncertainties described in Archrock’s Annual Report on Form 10-K for the year ended December 31, 2024, and those set forth from time to time in Archrock’s filings with the Securities and Exchange Commission, which are available at www.archrock.com. Except as required by law, Archrock expressly disclaims any intention or obligation to revise or update any forward-looking statements whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description
2.1*	Merger Agreement, dated as of March 10, 2025, by and among Archrock, Inc., Archrock Services, L.P., Archrock NGCSI Merger Sub, Inc. and Natural Gas Compression Systems, Inc.
2.2*	Merger Agreement, dated as of March 10, 2025, by and among Archrock, Inc., AROC NGCSE Merger Sub LLC, Archrock NGCSE Merger Sub, Inc. and NGCSE, Inc.
99.1	Press Release dated March 10, 2025.
99.2	Investor Presentation dated March 10, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHROCK, INC.

March 11, 2025	By:	/s/ Stephanie C. Hildebrandt
Stephanie C. Hildebrandt
Senior Vice President, General Counsel and Secretary